Revenues	6 Months Ended
Jun. 30, 2023
Revenue from Contract with Customer [Abstract]
Revenues
11.	Revenues
The amounts in the accompanying unaudited condensed consolidated statements of comprehensive income are analyzed as follows:

	For the six-month periods ended June 30,
	2022	2023
Time charter revenues	8,937,026	18,384,522
Bareboat revenues	1,388,990	—
Voyage charter revenues	5,950,928	105,363,659
Other income	187,705	717,141

Total	16,464,649	124,465,322

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the six-month
periods ended June 30, 2022 and 2023 was $0.4 million and $7.5 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2022 and June 30, 2023, receivables from the Company’s voyage charters amounted to $6.1 million and $9.0 million, respectively.
As of December 31, 2022 and June 30, 2023, the Company recognized $240,002 and $376,132, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the unaudited condensed consolidated balance sheets.
As of December 31, 2022 and June 30, 2023, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $15.0 million and $5.9 million, respectively. The Company recognized the undelivered performance obligation as of June 30, 2023 as revenues in the third quarter of 2023 and the undelivered performance obligation as of December 31, 2022 as revenues in the first quarter of 2023.